UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/11/2011

VeriFone Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32465

Delaware	04-3692546
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The following are scheduled interviews for Mr. Douglas G. Bergeron, Chief Executive Officer of VeriFone Systems, Inc.:

1. Bloomberg TV's "Surveillance Midday" at 12:10 p.m. ET on Wednesday, January 12, 2011, by anchor Tom Keene

2. Bloomberg Wire at 12:45 p.m. ET on Wednesday, January 12, 2011, by Serena Saitto and Peter Eichenbaum

3. Portfolio.com at 9:00 a.m. ET on Thursday, January 13, 2011, by Kent Bernhardt

4. Wall Street Journal at 10:00 a.m. ET on Thursday, January 13, 2011, by Dana Marttioli

5. FOX Business News Network's "Fox Business" at 11:00 a.m. ET, on Thursday, January 13, 2011, by host Dagen McDowell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriFone Systems, Inc.

Date: January 11, 2011	By:	/s/ Albert Liu
Albert Liu
SVP & General Counsel